UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                      FORM 8-K/A
                                  (Amendment No. 1)

                                     CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) December 3, 2007

                             THE GREAT ATLANTIC & PACIFIC
                                    TEA COMPANY, INC.

                  (Exact name of Registrant as specified in its charter)

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              Maryland                    1-4141                 13-1890974
(State or other jurisdiction of  (Commission File Number)   I.R.S. Employer Identification No.)
 incorporation or organization)
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       Two Paragon Drive, Montvale, NJ                        07645
   (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (201) 573-9700

                                   Not Applicable
            (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                             Explanatory Paragraph


        The Great Atlantic & Pacific Tea Company, Inc. (the "Company" or "A&P") hereby amends this Current Report on Form 8-K, which was initially filed on December 3, 2007, to include unaudited proforma condensed combined financial informatin that gives effect to the merger of A&P and Pathmark Stores, Inc. ("Pathmark"). These financial statements are filed as Exhibit 99.4 to this Current Report on Form 8-K. Except for the filing of the proforma financial statements hereof, this Current Report on Form 8-K is not being amended or updated in any other manner.

Item 8.01  Other Events

        Pursuant to Article 11 of Regulation S-X, we are providing unaudited pro forma condensed combined financial information. The merger transaction will be accounted for using the purchase method of accounting, in accordance with accounting principles generally accepted in the United States, with A&P as the "acquirer" and Pathmark as the acquired company.

        These pro forma financial statements and adjustments are based on preliminary estimates and assumptions made by management and have been made solely for purposes of developing these pro forma financial statements for illustrative purposes necessary to comply with the requirements of the SEC. These pro forma financial statements are not necessarily indicative of the results of operations that would have been achieved had the merger transaction actually taken place at the dates indicated and do not purport to be indicative of future financial position or operating results. The transaction was subject to regulatory approval and accordingly access to information required to prepare the pro forma financial statements was limited prior to consummation of the merger on December 3, 2007. The actual results of the transaction reported by the combined company in periods following the merger may differ from that reflected in these pro forma financial statements depending on the actual amount of Pathmark debt and equity outstanding at the closing date, the actual assets acquired after potential required regulatory disposals, the actual interest rate on new debt to be negotiated and the final fair values assigned to amortizing assets and liabilities.

        These pro forma financial statements should be read in conjunction with A&P's and Pathmark's audited historical consolidated financial statements and accompanying footnotes.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             The Great Atlantic & Pacific Tea Company, Inc. (Registrant)

December 6, 2007            By:    /s/Allan Richards
                                   ----------------------------------------
                            Name:  Allan Richards
                            Title: Senior Vice President, Human Resources,
                                   Labor Relations, Legal Services & Secretary

                                   EXHIBIT INDEX
                                   -------------



99.4          Unaudited pro forma information filed herein